Balance Sheets (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Amortized cost of fixed-maturity securities available-for-sale	$ 966,168	$ 734,957
Equity securities, trading, cost	8,533	7,464
Receivables, allowance for uncollectible	43	43
Future policy benefit reserves measured at fair value	$ 468,987	$ 222,139
Common stock, par value	$ 10	$ 10
Common stock, shares authorized	200,000	200,000
Common stock, shares issued	200,000	200,000
Common stock, shares outstanding	200,000	200,000